UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 25, 2007
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                                     ElkCorp
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             (Exact name of Registrant as specified in its charter)



                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


         1-5341                                          75-1217920
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(Commission File Number)                    (I.R.S. Employer Identification No.)


             14911 Quorum Drive, Suite 600, Dallas, Texas 75254-1491
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                    (Address of principal executive offices)

                                 (972) 851-0500
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition
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Press Release
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On January 25, 2007, the company issued a press release announcing its financial results for the quarter ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report. In accordance with the safe harbor provisions of the securities law regarding forward-looking statements, the press release contains forward-looking statements that involve risks and uncertainties. The statements that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements usually are accompanied by words such as "optimistic," "vision," "outlook," "believe," "estimate," "feel confident," "potential," "forecast," "goal," "project," "expect," "anticipate," "plan," "predict," "could," "should," "may," "likely," or similar words that convey the uncertainty of future events or outcomes and include the earnings outlook for the third quarter and fiscal year 2007. These statements are based on judgments the company believes are reasonable; however, ElkCorp's actual results could differ materially from those discussed therein. Factors that could cause or contribute to such differences could include, but are not limited to, changes in demand, prices, raw material costs, transportation costs, changes in economic conditions of the various markets the company serves, failure to achieve expected efficiencies in new operations, changes in the amount and severity of inclement weather, acts of God, war or terrorism, as well as the other risks detailed in the press release, and in the company's reports filed with the Securities and Exchange Commission, including but not limited to, its Form 10-K for the fiscal year ended June 30, 2006. ElkCorp undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.


Item 9.01  Financial Statements and Exhibits
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99.1     Press release dated January 25, 2007 of ElkCorp.



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                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         ElkCorp




DATE:     January 26, 2007               /s/ Gregory J. Fisher
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                                         Gregory J. Fisher
                                         Senior Vice President,
                                         Chief Financial Officer and Controller


                                         /s/ Leonard R. Harral
                                         ---------------------
                                         Leonard R. Harral
                                         Vice President, Chief Accounting
                                         Officer and Treasurer



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                                INDEX TO EXHIBITS


Exhibit No.          Description
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99.1                 Press release dated January 25, 2007 issued by ElkCorp